SCHEDULE 14A
United States

Securities and Exchange Commission

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Malvern Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 3, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Malvern Bancorp, Inc. The meeting will be held at the Sheraton Great Valley Hotel, 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 7, 2013 at 10:00 a.m., Eastern Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Malvern Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Ronald Anderson
President and Chief Executive Officer

MALVERN BANCORP, INC.
42 East Lancaster Avenue
Paoli, Pennsylvania 19301
(610) 644-9400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Eastern Time, Thursday, February 7, 2013

PLACE	Sheraton Great Valley Hotel 707 East Lancaster Avenue Frazer, Pennsylvania

ITEMS OF BUSINESS
(1)  To elect two directors for a three-year term expiring in 2016, and until their successors are elected and qualified;
(2) To adopt a non-binding resolution to approve the compensation of our named executive officers;
(3) To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers;
(4) To ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2013; and
(5) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Malvern Bancorp common stock of record at the close of business on December 20, 2012 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2012 Annual Report is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Shirley Stanke
Corporate Secretary

Paoli, Pennsylvania
January 3, 2013

PROXY STATEMENT
OF
MALVERN BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Malvern Bancorp, Inc. (the “Company”), the holding company of Malvern Federal Savings Bank (the “Bank”). Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 7, 2013 at 10:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 3, 2013.

On October 11, 2012, we completed the second-step conversion and reorganization of the Bank from the mutual holding company form of organization to the stock holding company form of organization. As a result of the conversion and reorganization, the Company became the successor to the former federally chartered “mid-tier” holding company of the Bank, Malvern Federal Bancorp, Inc. References to the Company in this proxy statement include, where appropriate, reference to the predecessor mid-tier holding company.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 7, 2013. This proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2012 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the “Investor Relations” tab.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, consisting of the election of directors, a non-binding resolution to approve the compensation of our named executive officers, an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers and the ratification of our independent registered public accounting firm.

Who is entitled to vote?

Only Malvern Bancorp shareholders of record as of the close of business on the record date for the meeting, December 20, 2012, are entitled to vote at the meeting. On the record date, we had 6,558,473 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting even if you do not attend the meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors unless you provide your broker with instructions on how to vote. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors, the non-binding proposal to approve the compensation of our named executive officers and the advisory vote on the frequency of non-binding proposals to approve compensation of our named executive officers are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•

First, you may send a written notice to our Corporate Secretary, Ms. Shirley Stanke, Malvern Bancorp, Inc., 42 East Lancaster Avenue, Paoli, Pennsylvania 19301, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the non-binding resolution to approve the compensation of our named executive officers, FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers and FOR the ratification of the appointment of ParenteBeard LLC for fiscal 2013.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting. The two nominees for director receiving the most “for” votes will be elected directors. The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of ParenteBeard LLC for fiscal 2013 and to approve non-binding resolution approving the compensation of our named executive officers. The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years or every year) will be the frequency that shareholders approve. Under the Pennsylvania Business Corporation Law, abstentions and broker “non-votes” are not counted as votes cast.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. One class shall be elected annually. At this meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2016, and until their successors are elected and qualified.

Our Board of Directors has recommended the re-election of Messrs. Anderson and Hughes as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Hughes, Scartozzi, Steinmetz, Palmer and Yerkes and Ms. Camp and Ms. Woodman are independent directors, as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors. All of our current directors also serve as directors of Malvern Federal Savings Bank. The indicated period of service as a director includes service as a director of Malvern Federal Savings Bank. Ages are reflected as of September 30, 2012.

Nominees for Director for Three-Year Terms Expiring in 2016

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Ronald Anderson	56	President and Chief Executive Officer since 2008 and President and Chief Executive Officer of Malvern Federal Savings Bank since September 2002. Previously, Executive Vice President and Chief Executive Officer of Malvern Federal Savings Bank from September 2001 to September 2002. Mr. Anderson’s long service as an executive officer of Malvern Bancorp and the Bank provide the Board with a wealth of knowledge and experience and make him well qualified to serve as a Director.	2006

F. Claire Hughes, Jr.	68	Chairman of the Board. Retired since January 2007. Previously Vice President, General Manager and Treasurer of Matthews Ford and President of Matthews Leasing Company, Paoli, Pennsylvania. Mr. Hughes’ business and financial experience as manager of a small business and president of a leasing company make him well qualified to serve as a director.	2001

The Board of Directors recommends that you vote FOR the election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2014

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Kristin S. Camp	43	Director. Partner at the law firm Buckley, Brion, McGuire & Morris LLP, West Chester, Pennsylvania, since 1996. As an attorney practicing in the Bank’s market area, Ms. Camp brings valuable legal experience to the Board.	2007

George E. Steinmetz	51	Director. Owner, Matthews Paoli Ford, an automobile dealership, Paoli, Pennsylvania since 2002. Mr. Steinmetz’s background as a small business owner in the Bank’s market area position him as well qualified to serve as a Director.	2007

Stephen P. Scartozzi	60	Director. President of The Hardware Center, Inc., Paoli, Pennsylvania since 2008. Mr. Scartozzi’s background as a small business owner in the Bank’s market area make him well qualified to serve as a Director.	2010

Directors Whose Terms Expire in 2015

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Joseph E. Palmer, Jr.	72	Director. Co-owner and manager of Palmer Group Properties, a real estate investment and management company located in Paoli, Pennsylvania since 1994. Mr. Palmer’s extensive experience as an owner and operator of a real estate company in the Bank’s market area position him as well qualified to serve as a Director.	1986

Therese Woodman	60	Director. Township Manager of East Whiteland Township since February 2001. Ms. Woodman brings a wealth of experience to the Board with respect to local community matters, particularly in the areas of planning and development, which makes her well qualified to serve as a Director.	2009

John B. Yerkes, Jr.	74	Vice Chairman of the Board. Principal and Chief Executive Officer of Yerkes Associates, Inc., consulting civil engineers, West Chester, Pennsylvania, since 1961. Mr. Yerkes’ background as a business owner and civil engineer position him as well qualified to serve as a Director.	1975

Executive Officers Who are Not Also Directors

Dennis Boyle, who is 60 years old, currently is Senior Vice President and Chief Financial Officer of Malvern Bancorp and Senior Vice President, Treasurer and Chief Financial Officer of Malvern Federal Savings Bank. Previously, Mr. Boyle served as Vice President and Treasurer of Malvern Federal Savings Bank and in various other capacities since joining the bank in 1974.

Richard J. Fuchs, who is 63 years old, joined Malvern Federal Savings Bank as Senior Vice President — Operations on September 1, 2009. Previously, Mr. Fuchs served as the Executive Vice President — Retail Banking and Chief Deposit Office of Fox Chase Bank, Hatboro, Pennsylvania, from April 2006 until September 2009, and prior thereto, he was Senior Vice President — Community Banking Division at The Bryn Mawr Trust Company, Bryn Mawr, Pennsylvania, and he also served as President and Chief Executive Officer of its subsidiary, the Bryn Mawr Brokerage Company from 2000 to 2005.

William E. Hughes, Jr., who is 55 years old, has served as Senior Vice President and Chief Lending Officer of Malvern Federal Savings Bank since 1997 and in various other capacities since joining the Bank in 1977.

Charles H. Neiner, who is 67 years old, has served as Chief Credit Officer of Malvern Federal Savings Bank since July 2011. Previously, Mr. Neiner served as Loan Servicing Manager since joining Malvern Federal Savings Bank in 2002. Mr. Neiner, who is a certified public accountant, has more than 35 years experience in the financial services industry, both as an independent consultant and as an employee with several banks and mortgage banking institutions.

Director Nominations

Nominations for director of Malvern Bancorp are made by the full Board of Directors. The Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for director. All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2012, the Board of Directors of Malvern Bancorp met 22 times. No director of Malvern Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees. The Board of Directors of Malvern Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Camp			*
Hughes	*	**
Palmer	*	*
Scartozzi	*
Steinmetz	**	*
Woodman			*
Yerkes		*	**

*	Member

**	Chair

Audit Committee. The Board of Directors has established an Audit Committee consisting of Messrs. Steinmetz, Hughes, Scartozzi and Palmer. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K, and monitors Malvern Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Steinmetz meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met five times in fiscal 2012. The Audit Committee charter as presently in effect is available on the Company’s website, www.malvernfederal.com.

Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend nominees for the consideration of the Board of Directors in selecting nominees for election at the Annual Meeting. The Nominating and Corporate Governance Committee met once in fiscal 2012. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.malvernfederal.com under the Investor Relations heading.

Compensation Committee. It is the responsibility of the Compensation Committee to set the compensation of our Chief Executive Officer as well as the other named executive officers. The Compensation Committee met once in fiscal 2012. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.malvernfederal.com under the Investor Relations heading.

Board Leadership Structure and the Board’s Role in Risk Oversight

Ronald Anderson serves as our President and Chief Executive Officer and F. Claire Hughes, Jr. serves as Chairman of the Board. The Board of Directors has determined that that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of Malvern Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Hughes is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Malvern Bancorp encounters, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the company. Members of senior management regularly attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters. The Chairman of the Board and independent directors work together to provide strong, independent oversight of Malvern Bancorp’s management and affairs though its committees and meetings of independent directors.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting of shareholders absent a valid reason for not doing so. In 2012, all of our directors attended our annual meeting of shareholders except Mr. Palmer.

Directors’ Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Malvern Bancorp. Fees are paid to directors by the Bank only. Our directors, except for our President and Chief Executive Officer and Chairman of the Board, currently receive a fee of $400 for attending regularly scheduled monthly Board meetings of the Bank for a maximum of $800 per month. Directors, with the exception our President and Chief Executive Officer, also receive fees for attending property/loan committee meetings and reviewing loans. The Bank’s Chairman of the Board currently receives an annual retainer of $60,000 and the Vice Chairman receives $30,000. The remaining directors, other than Mr. Anderson, receive annual retainers of $25,000.

The table below summarizes the total compensation paid by Malvern Federal Savings Bank to our non-employee directors for the fiscal year ended September 30, 2012.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
F. Claire Hughes, Jr.	$61,040	$2,751	$63,791
Kristin S. Camp	34,920	—	34,920
Joseph E. Palmer, Jr.	33,740	3,699	37,439
Stephen P. Scartozzi	35,160	—	35,160
George E. Steinmetz	35,260	—	35,260
Therese Woodman	35,700	—	35,700
John B. Yerkes, Jr.	39,200	4,242	43,442

(1)	Consists of accruals and payments under the Directors’ Retirement Plan.

Malvern Federal Savings Bank has entered into Director Retirement Plan (“DRP”) Agreements with directors Hughes, Palmer and Yerkes. The DRP Agreements provide the subject directors with retirement benefits for a five-year period at normal retirement age, defined as 80 years. The normal annual retirement benefit amounts are $17,400, $15,500, and $14,300 in the case of Messrs. Hughes, Palmer and Yerkes, respectively. The DRP Agreements also provide for reduced benefits upon early retirement and for benefits upon the director’s death or disability or separation of service following a change-in-control, as defined, of the Bank. The DRP Agreements provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes. The DRP Agreements also include non-compete provisions.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Malvern Federal Saving Bank and Malvern Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

The Audit Committee has reviewed and discussed Malvern Bancorp’s audited financial statements with management. The Audit Committee has discussed with Malvern Bancorp’s independent registered public accounting firm, ParenteBeard LLC, the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. I, AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3526. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding ParenteBeard LLC’s communications with the audit committee concerning independence, and has discussed with ParenteBeard LLC, the independent auditor’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Malvern Bancorp’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

George E. Steinmetz, Chairman
F. Claire Hughes, Jr.
Joseph E. Palmer, Jr.
Stephen P. Scartozzi

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Malvern Federal Savings Bank for services rendered in all capacities during the fiscal years ended September 30, 2012 and 2011 to our principal executive officer, the other two most highly compensated executive officers who were employees as of the end of fiscal 2012 and another individual for whom information would have been required to be included in the table but for the fact that he was not an employee as of September 30, 2011. Malvern Bancorp, the holding company of Malvern Federal Savings, has not paid separate cash compensation to our executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation(1)	Total
Ronald Anderson	2012	$201,000	$—	$41,536	$242,536
President and Chief Executive Officer	2011	208,731	—	43,772	252,503

Dennis Boyle	2012	171,150	—	41,124	212,274
Senior Vice President and Chief Financial	2011	171,777	—	48,520	220,297
Officer

William E. Hughes, Jr.	2012	134,400		21,609	156,009
Senior Vice President and	2011	134,892	—	20,907	155,799
Chief Lending Officer

(1)

Includes amounts accrued under the Supplemental Executive Retirement Agreements, life insurance premiums, employer matching contributions and supplemental contributions under the Bank’s 401(k) plan, amounts allocated pursuant to the Company’s employee stock ownership plan and, in the case of Mr. Anderson, an automobile allowance.

Malvern Bancorp has not implemented any equity awards or stock option plans to date. Malvern Bancorp does not maintain any non-equity incentive plans.

Supplemental Executive Retirement Agreements

In September and October 2004, Malvern Federal Savings Bank entered into Supplemental Executive Retirement Agreements (“SERPs”) with Messrs. Boyle, Anderson and Hughes, respectively. The Bank also has entered into SERPs with another executive officer and three non-executive officers. Under the terms of the SERPs, the officer will be entitled to an annual retirement benefit payable over 15 years. The annual benefit at normal retirement age, defined as 65 years, is $61,000, $50,000 and $45,000 in the case of Messrs. Anderson, Boyle and Hughes, respectively. Such normal retirement benefits under the SERPs can be increased by 3.5% for each year that the executive’s separation of service from the Bank is delayed beyond age 65, up to age 70. The SERPs also provide for reduced benefits upon early retirement and for benefits upon the executive’s death or disability or upon the executive’s separation of service following a change-in-control, as defined, of the Bank. The SERPs also provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes. In order not to forfeit the payment of benefits under the SERPs, the officers must honor the non-compete provisions of such agreements.

Employees’ Savings & Profit Sharing Plan

Malvern Federal Savings Bank maintains an Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), for its employees including executive officers. Eligible employees may defer up to 6% of their salaries, with a matching contribution made by the Bank up to a specified limit determined annually by the Board of Directors. The Bank also may make additional discretionary contributions. We made 401(k) Plan matching contributions of $102,000 and $54,000, respectively, in fiscal 2012 and 2011.

Employee Stock Ownership Plan

In 2008, the Company established an employee stock ownership plan (the “ESOP”) for all eligible employees. As part of the Bank’s mutual holding company reorganization, the ESOP purchased 241,178 shares of common stock of Malvern Federal Bancorp utilizing a $2.6 million loan from the Company. The loan to the ESOP is being repaid over its term of 18 years and shares are released for allocation to employees’ accounts as debt service payments are made. Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation. Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement. Benefits are payable upon retirement or separation from service. The current ESOP trustees are Messrs. Anderson, Steinmetz and Boyle.

Endorsement Split Dollar Insurance Agreements

Malvern Federal Savings Bank has purchased insurance policies on the lives of its executive officers, and has entered into Split Dollar Insurance Agreements with each of those officers. The policies are owned by Malvern Federal Savings Bank which pays each premium due on the policies. Under the agreements with the named executive officers, upon an officer’s death while he/she remains employed by Malvern Federal Savings Bank the executive’s beneficiary shall receive proceeds in the amount of three times the executive’s base salary at the time of death. In the case of the officer’s death after termination of employment with Malvern Federal Savings Bank, provided the officer reached age 65 before such termination, the officer’s beneficiary shall receive proceeds in the amount of two times the executive’s base salary. Malvern Federal Savings Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Malvern Federal Savings Bank in full for its life insurance investment.

The Split Dollar Insurance Agreements may be terminated at any time by Malvern Federal Savings Bank or the officer, by written notice to the other. The Split Dollar Insurance Agreements will also terminate upon cancellation of the insurance policy by Malvern Federal Savings Bank, cessation of Malvern Federal Savings Bank’s business or upon bankruptcy, receivership or dissolution or by Malvern Federal Savings Bank upon the officer’s termination of service to Malvern Federal Savings Bank. Upon termination, the officer forfeits any right in the death benefit and Malvern Federal Savings Bank may retain or terminate the insurance policy in its sole discretion.

Related Party Transactions

Loans and Extensions of Credit. Malvern Federal Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons except Malvern Federal Savings Bank waives the origination fees on real estate loans made to all employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Malvern Federal Savings Bank.

The table below lists the only outstanding loan made by Malvern Federal Savings Bank to a related person, where the amount involved exceeds $120,000 and the loan origination fee was waived. The loan is to an executive officer secured by real estate where, consistent with our policy for all employees, the typical 3.0% loan origination fee was waived. The loan was modified in fiscal 2012 to the current interest rate.

				Amounts Paid During Year
Name	Year ended September 30,	Largest Principal Amount Outstanding during Year	Amount Outstanding at Year-End	Principal	Interest	Interest Rate
William E. Hughes, Jr.	2012	$216,240	$203,740	$12,499	$9,760	3.250%
	2011	226,079	216,240	9,840	12,419	5.610

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Malvern Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth as of December 20, 2012, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of Malvern Bancorp, (iii) certain executive officers of Malvern Bancorp; and (iv) all directors, director nominees and executive officers of Malvern Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 20, 2012(1)		Percent of Common Stock
PL Capital, LLC (2) 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	546,248		8.3%

Joseph Stilwell and John Stilwell(3) 26 Broadway, 23rd Floor New York, New York 10004	650,898	(2)	9.9

Directors and Nominees:
Ronald Anderson	16,268	(4)(5)	*
Kristin S. Camp	3,182		*
F. Claire Hughes, Jr.	5,374		*
Joseph E. Palmer, Jr.	4,799		*
Stephen P. Scartozzi	2,743	(6)	*
George E. Steinmetz	12,848	(5)(7)	*
Therese Woodman	4,045		*
John B. Yerkes, Jr.	5,374		*

Other Named Executive Officers:
Dennis Boyle	20,915	(5)(8)	*
William E. Hughes, Jr.	16,182	(9)	*

All Directors, Director Nominees and Executive Officers as a Group (12 persons)	105,065	(10)	1.6%

*	Represents less than 1% of our outstanding common stock.

(Footnotes continued on following page)

(1)

Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)

According to filings under the Exchange Act by PL Capital, LLC (“PL Capital”) and the following persons and entities (collectively, the “PL Capital Group”) which share beneficial ownership of certain of the shares: Financial Edge Fund, L.P. (“Financial Edge Fund”); Financial Edge-Strategic Fund, L.P. (“Financial Edge Strategic”); PL Capital Focused Fund, L.P. (“Focused. Fund”); PL Capital, general partner of Financial Edge Fund, Financial Edge Strategic and Focused Fund; PL Capital Advisors, LLC (“PL Capital Advisors”), the investment advisor to Financial Edge Fund, Financial Edge Strategic, Focused Fund and Goodbody/PL LP; Goodbody/PL Capital, LP (“Goodbody/PL LP”); Goodbody/PL Capital, LLC (“Goodbody/PL LLC”), general partner of Goodbody/PL LP; John W. Palmer, as managing member of PL Capital, PL Capital Advisors and Goodbody/PL LLC and individually; and Richard Lashley, individually.

(3)

Based on information contained in the Schedule 13D, as amended, filed by Joseph Stilwell and certain affiliated entities and John Stilwell. Joseph Stilwell beneficially owns 650,898 shares of Malvern Bancorp common stock, including shares which Joseph Stilwell has shared voting and dispositive over and which are held in the names of Stilwell Value Partners VI, Stilwell Partners, Stilwell Associates and Stilwell Offshore, in Joseph Stilwell’s capacities as the general partner of Stilwell Partners and the managing and sole member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VI and Stilwell Associates, and of Stillwell Management, which is the general partner of Stilwell Offshore. Also includes 5,374 shares beneficially owned by John Stilwell, brother of Joseph Stilwell.

(4)

Includes 13,673 shares held in the Malvern Federal Saving Bank Employees’ Savings and Profit Sharing plan (the “401(k) Plan”), and 2,595 shares allocated to Mr. Anderson’s account in the employee stock ownership plan (“ESOP”).

(5)	Does not include 194,812 unallocated shares held in the ESOP which are voted by the ESOP trustees.

(6)	Includes 1,743 shares held jointly by Mr. Scartozzi and his spouse.

(7)	Includes 100 shares held by Mr. Steinmetz as custodian for his children.

(8)	Includes 18,435 shares held in the 401(k) Plan, 322 shares held by Mr. Boyle’s children and 2,158 shares allocated to Mr. Boyle’s account in the ESOP.

(9)	Includes 14,523 shares held in the 401(k) Plan and 1,659 shares allocated to Mr. Hughes’ account in the ESOP.

(10)	Includes an aggregate 8,180 shares allocated to the ESOP accounts and an aggregate 50,180 shares allocated to the 401(k) Plan accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Malvern Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Malvern Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2012, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL TWO)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act“), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Anderson, Boyle and Hughes. Reference is made to the summary compensation table and disclosures set forth under “Management Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Malvern Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Malvern Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(PROPOSAL THREE)

Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Setting an advisory vote every three years will be the most effective timeframe for Malvern Bancorp to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results.

The advisory vote on this proposal is not binding on Malvern Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of the Malvern Bancorp will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of “THREE YEARS” for future non-binding resolutions to approve the compensation of our named executive officers.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL FOUR)

The Audit Committee of the Board of Directors of Malvern Bancorp has appointed ParenteBeard LLC, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2013, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by ParenteBeard LLC that neither that firm nor any of its associates has any relationship with Malvern Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. ParenteBeard LLC will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The following table sets forth the aggregate fees paid by us to ParenteBeard LLC for professional services rendered by ParenteBeard LLC in connection with the audit of Malvern Bancorp’s consolidated financial statements for fiscal 2012 and 2011, as well as the fees paid by us to ParenteBeard LLC for audit-related services, tax services and all other services rendered by ParenteBeard LLC to us during fiscal 2012 and 2011.

	Year Ended September 30,
	2012	2011
Audit fees (1)	$145,596	$162,588
Audit-related fees (2)	117,219	—
Tax fees	34,880	37,333
All other fees	42,955	—
Total	$340,650	$199,692

(1)

Audit fees consist of fees incurred in connection with the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit related fees include fees incurred in connection with the “second-step” conversion which was completed in October 2012.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Malvern Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2013.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Malvern Bancorp relating to the next annual meeting of shareholders of Malvern Bancorp, which is anticipated to be held in February 2014, must be made in writing and filed with the Corporate Secretary, Shirley Stanke, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301, no later than September 6, 2013. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Malvern Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section 2.10 of Malvern Bancorp’s Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by September 6, 2013. The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2014, this notice must be received by September 6, 2013. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Malvern Bancorp’s Bylaws. We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Malvern Bancorp, Inc., c/o Shirley Stanke, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301. Ms. Stanke will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Malvern Bancorp’s Annual Report on Form 10-K for the year ended September 30, 2012 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Shirley Stanke, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Malvern Bancorp. Malvern Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Malvern Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Malvern Bancorp may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
☒ Please Mark Votes As in This Example	MALVERN BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MALVERN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 7, 2013 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Malvern Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. held of record by the undersigned on December 20, 2012 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel, located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 7, 2013, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2016:  Ronald Anderson and F. Claire Hughes, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.           ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.

☐	EVERY THREE YEARS	☐	EVERY TWO YEARS	☐	EVERY YEAR	☐	ABSTAIN

4.           PROPOSAL to ratify the appointment of ParenteBeard LLC as Malvern Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2013.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote (i) FOR the nominees to the Board of Directors; (ii) FOR the non-binding resolution to approve the compensation of our named executive officers; (iii) FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of named executive officers; and (iv) FOR the ratification of ParenteBeard LLC as Malvern Bancorp’s independent registered public accounting firm for the year ending September 30, 2013.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, this proxy will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies.  This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please be sure to date and sign this Proxy Card in the box below.	Date
Sign above

☐
Detach above card, sign, date and mail in postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 7, 2013.  The proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2012 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the “Investor Relations” tab.

☐

MALVERN BANCORP, INC.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2012, prior to the signing of this proxy.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder needs to sign.

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

MALVERN FEDERAL SAVINGS BANK
EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
VOTING INSTRUCTION BALLOT
____________________
☒ Please Mark Votes	MALVERN BANCORP, INC.
As in This Example	ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Malvern Federal Savings Bank to vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. allocated to my 401(k) Plan account as of December 20, 2012 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 7, 2013, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2016:  Ronald Anderson and F. Claire Hughes, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.           ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.

☐	EVERY THREE YEARS	☐	EVERY TWO YEARS	☐	EVERY YEAR	☐	ABSTAIN

4.           PROPOSAL to ratify the appointment of ParenteBeard LLC as Malvern Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2013.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote (i) FOR the nominees to the Board of Directors; (ii) FOR the non-binding resolution to approve the compensation of our named executive officers; (iii) FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of named executive officers; and (iv) FOR the ratification of ParenteBeard LLC as Malvern Bancorp’s independent registered public accounting firm for the year ending September 30, 2013.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, the shares will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the Trustees.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2012 prior to the signing of this card.

Please be sure to date and sign this Proxy Card in the box below.	Date
Sign above

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 7, 2013.  The proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2012 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the "Investor Relations" tab.

MALVERN BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT
____________________
☒ Please Mark Votes	MALVERN BANCORP, INC.
As in This Example	ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Malvern Bancorp, Inc. to vote, as designated below, all the shares of common stock of Malvern Bancorp, Inc. allocated to my ESOP account as of December 20, 2012 at the Annual Meeting of Shareholders to be held at the Sheraton Great Valley Hotel located at 707 East Lancaster Avenue, Frazer, Pennsylvania, on Thursday, February 7, 2013, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2016:  Ronald Anderson and F. Claire Hughes, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to adopt a non-binding resolution to approve the compensation of our named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.           ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.

☐	EVERY THREE YEARS	☐	EVERY TWO YEARS	☐	EVERY YEAR	☐	ABSTAIN

4.           PROPOSAL to ratify the appointment of ParenteBeard LLC as Malvern Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2013.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote (i) FOR the nominees to the Board of Directors; (ii) FOR the non-binding resolution to approve the compensation of our named executive officers; (iii) FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of named executive officers; and (iv) FOR the ratification of ParenteBeard LLC as Malvern Bancorp’s independent registered public accounting firm for the year ending September 30, 2013.

The shares of Malvern Bancorp’s common stock will be voted as specified. If not otherwise specified, the shares will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the Trustees.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Malvern Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2012 prior to the signing of this card.

Please be sure to date and sign this Proxy Card in the box below.	Date
Sign above

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 7, 2013.  The proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2012 as well as driving directions to the annual meeting are available on our website at www.malvernfederal.com under the "Investor Relations" tab.

MALVERN BANCORP, INC.

January 3, 2013

To:	Participants in the Malvern Federal Savings Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") and/or Employee Stock Ownership Plan (“ESOP”)

Re:	Instructions for voting shares of Malvern Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Malvern Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Malvern Bancorp allocated to your account in the 401(k) Plan and/or ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report on Form 10-K for the year ended September 30, 2012 and a Voting Instruction Ballot(s).  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s).

We urge each of you to vote, as a means of participating in the governance of the affairs of Malvern Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account and/or ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan and/or ESOP.  If you also own shares of Malvern Bancorp common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Ronald Anderson
President and Chief Executive Officer